SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 12, 2004

                          BANK UNITED CORP. LITIGATION
                               CONTINGENT PAYMENT
                                  RIGHTS TRUST
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      0-32301                  76-6168223
(State or Other Jurisdiction    (Commission File          (I.R.S. Employer
  of Incorporation)                  Number)            Identification  No.)



3200 Southwest Freeway, Suite 1001, Houston, Texas                         77027
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (713) 543-6958

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.   Other Events.

On July 12, 2004, the Bank United Corp. Litigation Contingent Payment Rights Trust issued the press release attached as Exhibit 99.1, which is hereby incorporated herein by reference. The press release announced that the U.S. Government timely filed its Brief in Opposition to the Plaintiffs' Petition for a Writ of Certiorari in the Supreme Court of the United States (the "Brief"), which had requested review of the decision of the U.S. Court of Appeals for the Federal Circuit. The Brief is attached as Exhibit 99.2, and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

                (c) The following exhibits are filed with this report:

            Exhibit Number                      Description

                 99.1           Press Release issued July 12, 2004.

                 99.2 Brief in Opposition to Petition For A Writ Of Certiorari, Supreme Court of the United States, dated July, 2004


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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         BANK UNITED CORP. LITIGATION CONTINGENT
                                         PAYMENT RIGHTS TRUST


                                         By:  /s/ Jonathon K. Heffron
                                             ------------------------
                                         Name:  Jonathon K. Heffron
                                         Title:  Litigation Trustee

Dated:   July 16, 2004


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                                  Exhibit Index


       Exhibit Number                       Description

            99.1       Press Release issued July 12, 2004.

            99.2       Brief in Opposition to Petition For A Writ Of Certiorari,
                        Supreme Court of the United States, dated July, 2004


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